UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard
Wilmington, Delaware		19805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2023, Prelude Therapeutics Incorporated (the “Company”) entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC, as sales agent (“Jefferies”), relating to shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), pursuant to which the Company may offer and sell up to $75.0 million of its Common Stock.

In accordance with the terms of the Sales Agreement, on March 12, 2026, the Company filed a prospectus supplement (the “Prospectus Supplement”) to the base prospectus under its existing Shelf Registration Statement on Form S-3 (File No. 333-279829) initially filed with the SEC on May 30, 2024 and declared effective on June 10, 2024. Pursuant to the Prospectus Supplement, the Company may offer and sell shares of its Common Stock having an aggregate offering price of up to $25.0 million from time to time through Jefferies acting as sales agent.

The legal opinion of Morgan, Lewis & Bockius LLP relating to the shares of Common Stock being offered pursuant to the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: March 12, 2026	By:	/s/ Bryant Lim
Bryant Lim
Chief Financial Officer and Chief Legal Officer